Premises and equipment	12 Months Ended
Mar. 31, 2019
Premises and equipment

7. Premises and equipment

Premises and equipment at March 31, 2018 and 2019 consist of the following:

	2018	2019
	(in millions of yen)
Land	566,040	563,032
Buildings	811,911	826,781
Equipment and furniture	484,102	472,186
Leasehold improvements	97,066	97,508
Construction in progress	25,849	37,174
Software	1,463,786	1,366,481

Total	3,448,754	3,363,162
Less: Accumulated depreciation and amortization	1,332,570	1,462,210

Premises and equipment—net	2,116,184	1,900,952

Depreciation and amortization expense for premises and equipment for the fiscal years ended March 31, 2017, 2018 and 2019 was ¥163,769 million, ¥169,346 million and ¥345,560 million, respectively.

Premises and equipment under capital leases, which is primarily comprised of data processing equipment, amounted to ¥83,734 million and ¥83,935 million at March 31, 2018 and 2019, respectively. Accumulated depreciation and amortization on such premises and equipment at March 31, 2018 and 2019 amounted to ¥42,158 million and ¥57,193 million, respectively.

Depreciation and amortization expense related to Software was reported in General and administrative expenses, and all other depreciation and amortization expense was reported in Occupancy expenses.

The MHFG Group recognized impairment losses of ¥27,428 million on premises and equipment for the fiscal year ended March 31, 2019, of which ¥8,910 million was recorded in General and administrative expenses and ¥18,518 million was recorded in Occupancy expenses. Such losses included ¥15,761 million of impairment losses primarily on real estate recognized in Retail & Business Banking Company due to revisions of branch network strategy including schedule to close branches.